                     99.2 Pro Forma Financial Information

                       NEW YORK BAGEL ENTERPRISES, INC.

            PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)


INTRODUCTION

The following pro forma consolidated balance sheet presents the balance sheet of New York Bagel Enterprises, Inc. (the Company) as of September 29, 1996 as if the acquisition of the assets of Lots A' Bagels, Inc. had occurred as of September 29, 1996. The following pro forma consolidated statements of operations present the results of operations of the Company for the year ended December 31, 1995 and for the thirty-nine weeks ended September 29, 1996 as if the acquisition of Lots A' Bagels, Inc. had occurred as of January 1, 1995.
The historical balance sheet information of Lots A' Bagels, Inc. included in the pro forma consolidated balance sheet is as of September 30, 1996. The historical statement of operations information of Lots A' Bagels, Inc. included in the pro forma consolidated statements of operations is for the year ended December 31, 1995 and the nine months ended September 30, 1996. The acquisition of the assets of Lots A' Bagels, Inc. by the Company has been accounted for by the purchase method of accounting. The pro forma financial information should be read in conjunction with the related historical financial information of the Company included in its Form S-1 registration statement dated August 27, 1996 and its Quarterly Report on Form 10-Q for the quarter ended September 29, 1996, and the Lots A' Bagels, Inc. historical financial statements included elsewhere herein. The unaudited pro forma consolidated balance sheet and statements of operations do not purport to represent what the Company's financial position or results of operations would actually have been had the transaction in fact occurred on the aforementioned dates, or to project the Company's results of operations for any future periods. The pro forma adjustments are based upon available information and upon certain assumptions that management believes are reasonable. These adjustments are directly attributable to the transaction and are expected to have a continuing impact on the financial position and results of operations of the Company.

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
                       NEW YORK BAGEL ENTERPRISES, INC.

               PRO FORMA CONSOLIDATED BALANCE SHEETS (UNAUDITED)

                              September 29, 1996


                                                 Historical
                                       ---------------------------
                                        New York
                                          Bagel         Lots A'
                                       Enterprises,      Bagels,     Pro Forma
                                           Inc.           Inc.      Adjustments       Pro Forma
                                           ----           ----      -----------       ---------

Current assets:
  Cash                                 $  6,354,611         32,857    (2,214,947)(a)      4,144,516
                                                                         (28,005)(b)

  Investment securities held for sale     2,536,400              -             -          2,536,400
  Accounts receivable                       215,476         23,261       (23,261)(b)        215,476
  Inventories                               170,928         25,918         2,225 (c)        199,071
  Deferred costs, net                       231,380              -             -            231,380
  Other current assets                      117,347          4,322        17,925 (c)        139,594
                                       ------------      ---------     ---------         ----------
      Total current assets                9,626,142         86,358    (2,246,063)         7,466,437


Property and equipment, net               4,394,289      1,719,004       162,256 (c)      6,275,549
Goodwill, net                               528,256              -       279,124 (d)        807,380
Deposits and other assets                   105,369         36,630       (11,490)(b)        130,509
                                       ------------      ---------     ---------         ----------

      Total assets                     $ 14,654,056      1,841,992    (1,816,173)        14,679,875
                                       ------------      ---------     ---------         ----------
                                       ------------      ---------     ---------         ----------


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

                       NEW YORK BAGEL ENTERPRISES, INC.

         PRO FORMA CONSOLIDATED BALANCE SHEETS (UNAUDITED), CONTINUED

                              September 29, 1996

                                                          Historical
                                               -----------------------------
                                                 New York
                                                   Bagel            Lots A'
                                                Enterprises,        Bagels,       Pro Forma
                                                    Inc.             Inc.        Adjustments      Pro Forma
                                                    ----             ----        -----------      ---------

Current liabilities:
  Current portion of long-term debt            $     28,750          300,000       (300,000)(e)        28,750
  Accounts payable                                  698,445           31,358        (31,358)(f)       698,445
  Accrued liabilities                               433,970           90,315        (64,496)(f)       459,789
  Income taxes payable                               78,246                -              -            78,246
  Deferred income taxes                              69,000                -              -            69,000
  Current portion of deferred franchise fees         39,000                -              -            39,000
  Distributions payable                             164,193                -              -           164,193
                                               ------------        ---------     ----------        ----------
      Total current liabilities                   1,511,604          421,673       (395,854)        1,537,423

Noncurrent liabilities, less current portion        191,546        1,200,888     (1,200,888)(e)       191,546
                                               ------------        ---------     ----------        ----------
      Total liabilities                           1,703,150        1,622,561     (1,596,742)        1,728,969

Stockholders' equity                             12,950,906          219,431       (219,431)(g)    12,950,906
                                               ------------        ---------     ----------        ----------

      Total liabilities and stockholders'
        equity                                 $ 14,654,056        1,841,992     (1,816,173)       14,679,875
                                               ------------        ---------     ----------        ----------
                                               ------------        ---------     ----------        ----------



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

                       NEW YORK BAGEL ENTERPRISES, INC.

          PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

                     For the Year Ended December 31, 1995

                                       Historical
                                  ----------------------
                                   New York
                                     Bagel       Lots A'
                                  Enterprises,   Bagels,    Pro Forma
                                      Inc.         Inc.    Adjustments      Pro Forma
                                  -----------   ---------  -----------     ----------
Total revenues                     $7,359,446   2,990,736          -       10,350,182
                                   ----------   ---------   --------       ----------
Costs of goods sold                 2,612,772     662,285          -        3,275,057
Operating expenses                  3,083,902   1,718,187          -        4,802,089
Depreciation and amortization         158,996     232,006    (15,493)(h)      389,465
                                                              13,956 (i)
General and administrative
 expenses                             838,190     210,251          -        1,048,441
                                   ----------   ---------   --------       ----------
    Total costs and expenses        6,693,860   2,822,729     (1,537)       9,515,052
                                   ----------   ---------   --------       ----------
    Operating income                  665,586     168,007      1,537          835,130
                                   ----------   ---------   --------       ----------
Other income (expense):
  Interest expense                    (39,800)    (89,261)    89,261 (j)     (128,397)
                                                             (88,597)(k)
  Other income                              -       6,183          -            6,183
                                   ----------   ---------   --------       ----------
    Total other income (expense)      (39,800)    (83,078)       664         (122,214)
                                   ----------   ---------   --------       ----------
Earnings before income taxes          625,786      84,929      2,201          712,916
Income taxes                            6,689           -    267,783(l)       274,472
                                   ----------   ---------   --------       ----------
    Net earnings                   $  619,097      84,929   (265,582)         438,444
                                   ----------   ---------   --------       ----------
                                   ----------   ---------   --------       ----------

Pro forma net earnings per share   $      .13                                     .15
                                   ----------                              ----------
                                   ----------                              ----------
Pro forma average common shares
 outstanding                        3,018,538                               3,018,538
                                   ----------                              ----------
                                   ----------                              ----------

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

                       NEW YORK BAGEL ENTERPRISES, INC.

          PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

              For the Thirty-Nine Weeks Ended September 29, 1996

                                               Historical
                                     --------------------------
                                      New York
                                        Bagel          Lots A'
                                     Enterprises,      Bagels,    Pro Forma
                                         Inc.           Inc.      Adjustments        Pro Forma
                                         ----           ----      -----------        ---------

Total revenues                       $ 8,080,235      2,791,761             -        10,871,996
                                     -----------      ---------      --------        ----------

Costs of goods sold                    2,675,144        684,061             -         3,359,205
Operating expenses                     3,528,567      1,665,439             -         5,194,006
Depreciation and amortization            349,641        217,701       (55,316)(h)       522,493
                                                                       10,467 (i)
General and administrative expenses      608,260        142,400             -           750,660
                                     -----------      ---------      --------        ----------
      Total costs and expenses         7,161,612      2,709,601       (44,849)        9,826,364
                                     -----------      ---------      --------        ----------

      Operating income                   918,623         82,160        44,849         1,045,632
                                     -----------      ---------      --------        ----------

Other income (expense):
  Interest income                         47,766              -       (47,766)(k)             -
  Interest expense                      (245,042)       (98,895)       98,895 (j)      (263,724)
                                                                      (18,682)(k)
  Other                                        -         (9,553)            -            (9,553)
                                     -----------      ---------      --------        ----------
      Total other income (expense)      (197,276)      (108,448)       32,447          (273,277)
                                     -----------      ---------      --------        ----------

Earnings (loss) before income taxes      721,347        (26,288)       77,296           772,355
Income taxes                             150,035              -       147,322 (l)       297,357
                                     -----------      ---------      --------        ----------

      Net earnings (loss)            $   571,312        (26,288)      (70,026)          474,998
                                     -----------      ---------      --------        ----------

Pro forma net earnings per share     $       .14                                            .15
                                     -----------                                   ------------

Pro forma average common shares
  outstanding                          3,219,225                                      3,219,225
                                     -----------                                   ------------
                                     -----------                                   ------------

                       NEW YORK BAGEL ENTERPRISES, INC.

       Notes to Pro Forma Consolidated Financial Statements (Unaudited)


NATURE OF TRANSACTION
The assets of Lots A' Bagels, Inc. were acquired by the Company on December 6, 1996 for an initial cash payment of $2,214,947 pursuant to an asset purchase agreement. The cost of the acquisition has been allocated to the assets acquired based upon the Company's estimate of the fair value of such assets. The asset purchase agreement also requires additional contingent consideration to be paid by the Company in the event the final purchase price (as defined in the asset purchase agreement and as to be determined based on operating income for the period July 1, 1996 through March 30, 1997) exceeds the initial cash payment. The contingent consideration will be payable in additional cash, promissory notes, and a warrant to purchase the Company's common stock. Since the amount, if any, of the contingent consideration is not presently determinable, the contingent consideration has not been reflected in the accompanying pro forma consolidated financial statements.

PRO FORMA ADJUSTMENTS:
     Adjustments to the pro forma consolidated balance sheet as of September 29, 1996 are as follows:

     (a)  To reflect initial cash payment to effect the acquisition.
     (b)  To reflect cash, accounts receivable and other assets not acquired.
     (c) To reflect inventories, other current assets and property and equipment acquired at estimated fair value.
     (d) To reflect the excess of cost of the acquisition over the fair value of the net assets acquired which is recorded as goodwill.
     (e)  To eliminate long-term debt paid off pursuant to the acquisition.
     (f)  To reflect liabilities not assumed by the Company.
     (g)  To eliminate the equity of Lots A' Bagels, Inc.

     Adjustments to the pro forma consolidated statements of operations for the year ended December 31, 1995 and the thirty-nine weeks ended September 29, 1996 are as follows:

     (h) To reflect depreciation and amortization of property and equipment based upon the cost assigned by the Company.
     (i) To reflect amortization of goodwill over 20 years using the straight-line method.
     (j) To eliminate interest expense on borrowings paid off pursuant to the acquisition.
     (k) To reflect reduction of interest income and/or increase in interest expense arising from the cost of the acquisition by use of interest bearing cash equivalents.
     (l) To reflect the adjustment for income taxes based upon the statutory rate applied to pro forma earnings before income taxes as if the Company had never operated as an S corporation.





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